Exhibit 10.2
MICROMED LABORATORIES, INC.
1999 STOCK PLAN
     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.
          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.
          (c) “Board” means the Board of Directors of the Company.
          (d) “Code” means the Internal Revenue Code of 1986, as amended.
          (e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.
          (f) “Common Stock” means the Common Stock of the Company.
          (g) “Company” means MicroMed Laboratories, Inc., a California corporation.
          (h) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.
          (i) “Director” means a member of the Board of Directors of the Company.
          (j) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (l) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (m) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (n) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (o) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (p) “Option” means a stock option granted pursuant to the Plan.
          (q) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (r) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.
          (s) “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.
          (t) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (v) “Plan” means this 1999 Stock Plan.
          (w) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.
          (x) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.
          (y) “Service Provider” means an Employee, Director or Consultant.
          (z) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.
          (aa) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.
          (bb) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is Three Hundred Eighty Three Thousand Seven Hundred Fifty (383,750) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.
          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:
               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;
               (iii) to determine the number of Shares to be covered by each such award granted hereunder;
               (iv) to approve forms of agreement for use under the Plan;
               (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;
               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;
               (viii) to initiate an Option Exchange Program;
               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and
               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.
          (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.
     5. Eligibility.
          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000,-such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.
     6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.
     7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     8. Option Exercise Price and Consideration.
          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option
                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option
                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.
                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.
               (iii) Notwithstanding the foregoing, Options maybe granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at thee time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination-of the foregoing methods of payment. In making its determination -as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration- may be reasonably expected to benefit the Company.
     9. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall be exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
     10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     11. Stock Purchase Rights.
          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.
          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than 20% per year over five years from the date of purchase.
          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.
     12. Adjustments Upon Changes in Capitalization Merger or Asset Sale.
          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to; the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Asset Sale. In the event of a merger of the Company with or, into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice,, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of-the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the

Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
     13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.
     14. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
          (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the -extent necessary and desirable to comply with Applicable Laws.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect-the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
     15. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Agreement Between Shareholders. Shares shall not bee issued pursuant to the exercise of an Option until such time that the Optionee has executed and delivered to the Company that certain Agreement Between the Shareholders of MicroMed Laboratories, Inc. and the Corporation and the Optionee’s spouse, if any, has executed the Spousal Consent thereto.
          (c) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, -in the opinion of counsel for the Company; such a representation is required.
     16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the

Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.
     19. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

March 24, 2004
«First» «MI» «Last»
«Address»
«City», «State» «Zip»
Subject Notice of Stock Option Grant
Dear «First»:
It is with great pleasure that I write this letter on behalf of the Management of Oculus Innovative Sciences, Inc. to inform you that the Company wishes to offer you a grant of stock options.
The Management of the Company has awarded you an option to purchase «Shares granted» shares of the Company’s common stock at «Exercise_price» per share.
Enclosed are two copies of the Stock Option Agreement by which your award is made. Please sign both copies of this Agreement and return one to Jim Schutz. The second copy of the Agreement is for your records.
This award has been made pursuant to the Company’s 1999 Stock Plan. Some of the more important aspects of the Plan are as follows:
1.	The Company has granted you and other selected employees options to purchase a designated number of shares of the Company’s common stock at a specified price (the “Exercise Price’). The Exercise Price was calculated by the Management and Board of Directors of the Company.

2.	The vesting period under the Plan is tied to your continued employment with the Company and is specified in Section I of the enclosed Agreement.

3.	Under the Plan, all options will expire ten years from the date of the award (Not the date of vesting). In the event your employment terminates due to death or disability, you will have 12 months after termination to exercise your options. If your employment terminates for any other reason, you will have 30 days to exercise your options.

4.	Upon vesting, you have the tight to purchase the number of shares that have vested at the exercise price, which appears in Section I of the Agreement.

Oculus Innovative Sciences, Inc. 1999 Stock Plan

March 24, 2004
5.	The award of the option granted by the Plan is not a taxable event. However, tax issues involving stock options can be complex. Prior to exercise of your stock options, I strongly advise you to seek tax advice from a qualified tax professional.

6.	Participants wishing to exercise their stock options should advise the Finance Group, in writing, by filling out an Exercise Notice (“Exhibit A”).
I am enclosing for your information and files a copy of the 1999 Stock Plan pursuant to which your 1999 Option Award is granted, as well as Stock Option Agreement and appropriate Exhibits. In so far as these materials only relate to the 1999 Plan, you should continue to retain any copies of awards or Plans previously sent to you in connection with earlier option awards.
If you have any questions or need additional information about the Plan or your Option Agreement, please do not hesitate to telephone Jim Schutz at 916/337.8003. Again, congratulations and let’s continue to work together to build this company into a world-class organization.
Sincerely,
Jim Schutz
General Counsel
Enclosures: Stock Option Agreement and Exhibits and 1999 Plan Document

OCULUS INNOVATIVE SCIENCES, INC.
1999 STOCK PLAN
STOCK OPTION AGREEMENT
     Unless otherwise defined herein, the terms defined in the Oculus Innovative Sciences, Inc. 1999 Stock Plan, a copy of which has been provided to the undersigned with this Option Agreement, shall have the same defined meanings in this Option Agreement.
I. NOTICE OF STOCK OPTION GRANT
     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Optionee:	«First» «Last»
Grant Number:	«Grant_»
Date of Option Grant:	«Date_of_Option_Grant»
Exercise Price per Share:	«Exercise_price»
Number of Option Shares:	«Shares_granted»
Type of Option:	«Type»
Vesting Commencement Date:	«Vesting_Commencement_Date»
Term/Expiration Date:	«TermExpiration_Date»
     1. Vesting Schedule. This Option shall be exercisable, in whole or in part, according to the following vesting schedule:
Twenty percent (20%) of the Shares subject to the Option shall vest on each of the five (5) annual anniversary dates of the Vesting Commencement Date, subject to Optionee’s continuing to be a Service Provider on such dates.
     2. Termination Period. This Option shall be exercisable for 30 days after Optionee ceases to be a Service Provider. Upon Optionee’s death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.
II. AGREEMENT
     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
     If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).
     2. Exercise of Option.
          a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.
          b. Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable laws and the restrictions set forth in Section 6 of this Option Agreement. Assuming such compliance, for income tax purposes the Shares shall b e considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.
     3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company a completed Investment Representation Statement in the form attached hereto as Exhibit B. THE STATEMENTS SET FORTH IN EXHIBIT B REPRESENT A GENERAL OVERVIEW OF THE LAWS AND REGULATIONS APPLICABLE TO THE SHARES AS OF DATE OF OPTION GRANT AND ARE NECESSARILY INCOMPLETE. SUCH LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT WITH HIS OR HER OWN PROFESSIONAL ADVISORS REGARDING ANY CHANGES IN SUCH LAWS OR REGULATIONS AND THE SUITABILITY OF HIM OR HER ACQUIRING THE SECURITIES BASED UPON HIS OR HER OWN PARTICULAR CIRCUMSTANCES PRIOR TO EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-

2

day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          a. cash or check;
          b. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          c. surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     6. Restrictions on Exercise. This Option may not be exercised:
          a. until such time as the Plan has been approved by the shareholders of the Company;
          b. until such time that the Optionee has executed and delivered to the Company that certain Agreement Between the Shareholders of Oculus Innovative Sciences, Inc. and the Corporation and the Optionee’s spouse, if any, has executed the Spousal Consent thereto, a copy of which is available from the secretary of the Company upon request;
          c. until such time that the Optionee has executed and delivered to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B; and
          d. or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.
     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     8. Term of Option. This Option maybe exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

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     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS REGARDING ANY CHANGES IN THE TAX LAWS AND REGULATIONS AND THE TAX RAMIFICATIONS OF HIM OR HER EXERCISING THIS OPTION OR DISPOSING OF THE SHARES BASED UPON HIS OR HER OWN PARTICULAR CIRCUMSTANCES BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
          a. Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
          b. Exercise of ISO Following Disability. If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.
          c. Exercise of Nonstatutory Stock Option. There maybe a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          d. Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.
          e. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of

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Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.
     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.
     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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OPTIONEE:	THE COMPANY:

OCULUS INNOVATIVE SCIENCES, INC.,
a California corporation

Signature	By:

Print Name

Title

Residence Street Address	1129 N. McDowell Blvd.
Petaluma, CA 94954
Attn: President
City, State, Zip Code

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EXHIBIT “A”
OCULUS INNOVATIVE SCIENCES, INC.
1999 STOCK PLAN
EXERCISE NOTICE
Oculus Innovative Sciences, Inc.
1129 N. McDowell Blvd.
Petaluma, CA 94954
Attention: President
1.	Exercise of Option. Effective as of today, ___, 200___, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ______ shares of the Common Stock (the “Shares”) of Oculus Innovative Sciences, Inc. formerly known as MicroMed Laboratories, Inc. (the “Company”) under and pursuant to the Oculus Innovative Sciences, Inc. 1999 Stock Plan (the “Plan”) and the Stock Option Agreement dated ___, 200___ (the “Option Agreement”).

2.	Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.	Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee further acknowledges that in the event the Shares have not been registered under t he Securities Act o f 1933, a s amended, at the time the Option is exercised, the Optionee shall, if required by the Company, concurrently with this Exercise Notice, deliver to the Company a completed Investment Representation Statement in the form attached to the Option Agreement as Exhibit B.

4.	Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise o f the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5.	Agreement Between Shareholders. Optionee acknowledges that the Shares shall be subject to and governed by that certain Agreement Between the Shareholders of Oculus Innovative Sciences, Inc. and the Corporation. The Agreement Between the Shareholders of Oculus Innovative Sciences, Inc. and the Corporation provides the Company, and then the other Shareholders, among other things, the first right of refusal to purchase the Shares prior to the Shares being

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sold or otherwise transferred. The Shares shall not be issued until such time that the Optionee has executed and delivered to the Company the Agreement Between the Shareholders of Oculus Innovative Sciences, Inc. and the Corporation and the Optionee’s spouse, if any, has executed the Spousal Consent thereto, a copy of which is available from the secretary of the Company upon request.

6.	TAX CONSULTATION. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANTS OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

7.	Restrictive Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by federal or state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER SUCH SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT THE SALE OR TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF ANY APPLICABLE SECURITIES LAWS.

THE SALE, TRANSFER, OR HYPOTHECATION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED BY THE PROVISIONS OF AN AGREEMENT AMONG THE COMPANY AND ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

8.	Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

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10.	Governing Law, Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules, of the State of California.

11.	Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	THE COMPANY:

OCULUS INNOVATIVE SCIENCES, INC.,
a California corporation

Signature	By:

Print Name

Title

Residence Street Address	1129 N. McDowell Blvd.
Petaluma, CA 94954
Attn: President
City, State, Zip Code
_________________, 200__ Date Received

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EXHIBIT “B”
OCULUS INNOVATIVE SCIENCES, INC.
INVESTMENT REPRESENTATION STATEMENT
Oculus Innovative Sciences, Inc.
1129 N. McDowell Blvd.
Petaluma, CA 94954
Attention: President
     In connection with the purchase of the common stock of Oculus Innovative Sciences, Inc. formerly known as MicroMed Laboratories, Inc. (the “Securities”) by the undersigned (the “Optionee”) relating to the exercise of certain Stock Options granted to the Optionee by the Company, the undersigned Optionee makes the following representations to and for the benefit of the Company:
          a. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          b. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption may depend upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption maybe unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered under the Securities Act or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          c. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will

1

be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold by persons who are not affiliates (as defined in Rule 144) in reliance on Rule 144, without compliance with paragraphs (c) (d) (e) and (h) of Rule 144 (described below), and by affiliates without compliance with paragraph (d) of Rule 144 (described below).
          d. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in reliance on Rule 144, which requires, among other conditions: (i) the availability of adequate public information with respect to the Company as set forth in paragraph (c) of Rule 144; (ii) subject to certain exceptions for financed transactions, a minimum of one year must elapse between the later of the date of acquisition of the Securities from the Company or from an affiliate of the Company, and any resale of such securities in reliance on Rule 144 for the account of either the acquirer or any subsequent holder of the Securities as set forth in paragraph (d) of Rule 144; (iii) limitations on amounts of securities which may be sold in reliance of Rule 144 as set forth in paragraph (e) of Rule 144; (iv) the securities be sold through a broker in an unsolicited “broker’s transaction” within the meaning of section 4(4) of the Securities Act or in transactions directly with a market maker (as said term is defined in section 3(a)(3 8) of the Securities Exchange Act of 1934) as set forth in paragraph (f) of Rule 144; and (v) the timely filing of a Form 144, if applicable, as set forth in paragraph (h) of Rule 144.
          e. Optionee understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.
          f. Optionee further understands that this Investment Representation Statement consists of a general overview of the laws and regulations applicable to the Securities, that such laws and regulations are subject to change and may have changed subsequent to the drafting of this Investment Representation Statement, and that the Optionee should consult with his or her own professional advisors regarding any changes in such laws or regulations and the suitability of him or her acquiring the Securities based upon his or her own particular circumstances prior to exercising the underlying option or disposing of the Securities.

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Dated: ___, 200___	Signature

Print Name

Residence Street Address

City, State, Zip Code

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